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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2003
                                                           -------------



                       MPW INDUSTRIAL SERVICES GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            OHIO                        0-23335                 31-1567260
----------------------------        ----------------        ------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)



               9711 LANCASTER ROAD, S.E., HEBRON, OHIO     43025
               ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (740) 927-8790
                                                           --------------









                         INDEX TO EXHIBITS IS ON PAGE 4.


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (A)   NONE REQUIRED.

              (B)   NONE REQUIRED.

              (C)   EXHIBITS.

                    99.1 Press Release issued June 20, 2003 containing information regarding the resignation of the Registrant's Vice President - Chief Financial Officer, Secretary and Treasurer.

ITEM 9.       REGULATION FD DISCLOSURE

              On June 20, 2003, MPW Industrial Services Group, Inc. issued a press release reporting the resignation of Richard R. Kahle, Vice President - Chief Financial Officer, Secretary and Treasurer. The press release is attached to this Report as Exhibit 99.1.







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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MPW INDUSTRIAL SERVICES GROUP, INC.



DATE:  JUNE 25, 2003                  BY: /S/ MONTE R. BLACK
                                         --------------------------------------
                                           MONTE R. BLACK
                                           CHAIRMAN OF THE BOARD OF DIRECTORS
                                           AND CHIEF EXECUTIVE OFFICER



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                                INDEX TO EXHIBITS
                                -----------------


       EXHIBIT NUMBER               DESCRIPTION
       --------------               -----------
             99.1               Press Release issued June 20, 2003